SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                November 4, 2003
                Date of Report (date of earliest event reported)



                        NATURAL GAS SERVICES GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                       1-31398                 75-2811855
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



2911 SCR 1260, Midland, Texas                                      79706
-----------------------------                                ------------------
(Address of principal executive offices)                         (Zip Code)



                                 (432) 563-3974
                             ----------------------
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  Exhibit 99 News Release issued by Natural Gas Services Group, Inc. on November 4, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 4, 2003, Natural Gas Services Group, Inc. issued a news release announcing its unaudited financial results for the nine months ended September 30, 2003. The news release is being furnished pursuant to Item 12.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 11, 2003                       NATURAL GAS SERVICES GROUP, INC.



                                                By: /s/ Wayne L. Vinson
                                                   -----------------------------
                                                   Wayne L. Vinson
                                                   President

                                  EXHIBIT INDEX



EXHIBIT NUMBER                               EXHIBIT
--------------                               -------
      99                                     News Release dated November 4, 2003